November 2017 Investor Presentation Exhibit 99.1

Disclosure Information INFORMATION RELATED TO FORWARD-LOOKING STATEMENTS Statements made in this presentation that state the Company’s or management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's future events and actual results, financial or otherwise, could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause future events or actual results to differ materially from those in the forward-looking statements are included in the “Risk Factors” section of the Company's SEC filings, including, but not limited to, the Company's Annual Report and quarterly reports. You are cautioned not to place undue reliance on such forward-looking statements. USE OF NON-GAAP MEASURES We frequently use the non‐GAAP measures at total company ownership of funds from operations (“FFO”), Operating FFO, Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA, Net Debt to Adjusted EBITDA, net operating income (“NOI”), net asset value (“NAV”) and comparable NOI to explain operating performance and assist investors in evaluating our business. For a more thorough discussion of FFO, Operating FFO, EBITDA, Adjusted EBITDA, Net Debt to Adjusted EBITDA, NOI, Comparable NOI, and NAV, including how we reconcile these measures to their GAAP counterparts, please refer to the supplemental package for the quarter-ended September 30, 2017, furnished to the SEC on Form 8‐K on November 2, 2017 and the supplemental package for the year-ended December 31, 2016, furnished to the SEC on Form 8‐K on February 27, 2017. Copies of our quarterly and annual supplemental packages can be found on our website at www.forestcity.net, or on the SEC’s website at www.sec.gov. Please note: We periodically post updated investor presentations on the Investors page of our website at www.forestcity.net. It is possible the periodic updates may include information deemed to be material. Therefore, we encourage investors, the media, and other interested parties to review the Investors page of our website at www.forestcity.net for the most recent investor presentation. Pictures shown on cover from left to right are Twelve12, the New York Times building and 88 Sidney Street.

Section Page # Our Company 1 Our Portfolio 6 Near-Term Priorities and Long-Term Strategy 8 Capital Structure Overview 13 Property Margins and Overhead 15 Corporate Responsibility and ESG 19 Appendix: Additional Financial Information 21 Table of Contents 1 2 3 4 5 A 6

 Premier assets in core, high-barrier-to-entry urban markets  Scale and focus within core markets; top 10 assets comprise ~59% of NOI(1)  Outsized growth opportunities from existing JV buyouts, in-process developments and entitled pipeline in attractive core markets  Identified margin enhancements resulting in ~400-500bps of adjusted EBITDA margin expansion  Effective, seasoned management team averaging ~20 years of experience at Forest City; successfully executed key strategic goals in the Company’s evolution(2)  Substantial upside in dividend; anticipated to more than double Q1 2017 dividend by 2019 - 1 - Value Proposition 1 High-quality assets concentrated in core, urban markets with strong growth profiles and operated by an experienced, proven management team (1) Reflects portfolio pro forma for pending retail and FAH dispositions. Percentage based on Q3 2017 estimated annualized stabilized NOI. (2) Average represents top senior executives excluding Ketan Patel who joined Forest City as General Counsel in 2017. NAV per Share Trading Gap FFO per Share NAV per Share Stockholder Returns Commitment to Outperformance

Guiding Principles - 2 - 1 (1) Core markets include Boston, Dallas, Denver and Los Angeles as well as the Greater New York City, San Francisco and Washington, D.C. metropolitan areas. Reflective of portfolio pro forma for pending retail and FAH dispositions. Focused Placemaking  Premier national portfolio of high-quality office and multifamily assets  Concentrated exposure in seven leading core markets(1)  Pursue development at attractive risk-adjusted returns Sustainable Growth  Operate within well-defined capital allocation parameters  Tailored capital structure for future growth opportunities  Disciplined approach to activating development pipeline Exceptional Performance  Streamlined operations for “best-in-class” performance  Reduced exposure to non- core assets and markets  Accountability through transparency in governance Focus on core markets Refine portfolio Deliver in-process developments Portfolio Optimization Earnings Enhancements Reduce cost of capital  Improve margins Stabilize accretive developments Growth Opportunities Existing development entitlements Opportunistic JV buyouts Targeted acquisitions

Key Factors As of 2011 Today Target S tra te g ic G o a ls Core Asset Focus Non-Core Markets 82.2% NOI from 9 Markets(1) 88.3% NOI from 9 Markets(1) >90.0% NOI from 7 Core Markets(2) Development 16.7% 2011 Development Ratio 5.8% Q3 2017 Development Ratio Target development ratio less than ~7.5% and deliver NAV and FFO growth from existing projects Fina n cia l Margin Improvement 44.4% Adjusted EBITDA Margin 51.5% Q3 2017 Adj. EBITDA Margin (rolling 12-months) ~400-500bps of upside from identified cost savings, as compared to the year-ended 2016 JV Exposure Majority of NOI from JVs University Park at MIT, QIC and Madison JV transactions Opportunity for partner buy-outs from captive deal pipeline reduces JV exposure Leverage 13.1x Net Debt / Adj. EBITDA 7.8x Net Debt / Adj. EBITDA (rolling 12-months as of 09/30/2017) with a target of 7-8x by YE2017 6.5x Long Term Net Debt / Adj. EBITDA Dividend Policy None More than Double Q1 2017 Dividend by 2019 C orp o ra te G o v ern a n c e Other Corporate Governance Items 6/15 Independent Board Members 2/6 Independent Board Members with less than 10 years tenure 21.5 yrs Avg. Board Tenure Executive Chairman 8/13 Independent Board Members 6/8 Independent Board Members with less than 10 years tenure 12.2 yrs Avg. Board Tenure Non-Executive Chairman Predominantly Independent Board Majority Voting standard in uncontested elections Ongoing Board Refreshment (1) Nine markets include Boston, Chicago, Dallas, Denver, Los Angeles and Philadelphia, as well as the Greater New York City, San Francisco and Washington, D.C. metropolitan areas. (2) Core markets include Boston, Dallas, Denver and Los Angeles as well as the Greater New York City, San Francisco and Washington, D.C. metropolitan areas. Retail FAH Office Apartment - 3 - Focus on Continued Execution Office Apartment Mixed-Use 1 Retail FAH Office Apartment Hotels Military Housing Land Team / Arena Q2 17 $0.09 Q1 17 $0.09 Q3 17 $0.14

- 4 - Recent Steps & Accomplishments… 1 Management and the Board have a proven track record of achieving their stated goals and are focused on continuing successful execution of the Company’s strategy  Increased Focus  Narrowing focus to two property types, apartment and office, from eight in 2011  Pending disposition of the majority of our retail portfolio through the sale of 10 regional malls and 12 New York shopping center assets to our existing partners, QIC and Madison International, for a combined ~5.1% cap rate (represents $2.0Bn valuation and $1.1Bn NAV)(1)  Currently generate 88.3% of NOI from nine markets compared to 82.2% in 2011(2)  2017 Guidance  2017 Operating FFO Guidance : $1.50 - $1.55 per share  Expanded Margins  Adjusted EBITDA margin has expanded from 44.4% in 2011 to 51.5% as of Q3 2017 (rolling 12-months)  Improved Corporate Governance  Eliminated dual-class structure, implemented majority voting, established a predominately independent Board and committed to ongoing Board refreshment  Initiated Dividend  Re-initiated dividend in 2016 and increased dividend by 50% in Q1 2017, and 56% from Q2 2017 to Q3 2017  Reduced Leverage  Steadily decreased leverage from 13.1x Net Debt / Adj. EBITDA in 2011 to 8.4x at year-end 2016  Enhanced Disclosure  Changed fiscal year-end to Dec. 31, disclosed new segment level data, added detailed margin and overhead information and currently provide annualized NOI and NAV components  Outperformed Peers(3)  Outperformed our proxy peers on a 1, 3 and 5 year basis by ~15%, ~10% and ~10%, respectively  Outperformed MSCI US REIT Index on a 1and 3 year basis by ~10% and ~3%, respectively Source: FactSet, SNL Financial. (1) See page 24 for additional disclosure. (2) Nine markets include Boston, Chicago, Dallas, Denver, Los Angeles and Philadelphia, as well as the Greater New York City, San Francisco and Washington, D.C. metropolitan areas. Excluding NOI from FAH properties. (3) On an equity market cap-weighted, total returns basis as of 10/31/2017; proxy peers include ARE, AIV, AVB, BXP, CBL, DDR, DRE, EQR, FRT, KIM, MAC, SLG, UDR and VNO.

18.7% 11.4% 21.5% (20%) (10%) -- 10% 20% 30% 40% 10/31/14 4/30/15 10/31/15 4/30/16 10/31/16 4/30/17 10/31/17 48.3% 57.7% 58.1% (10%) 20% 50% 80% 10/31/ 2 8/31/13 6/3 /14 4/30/15 2/29/16 12/31/16 10/31/17 34% (5%) 3% 16% (11%) 4% 14% (14%) (3%) 115% 28% 43% - 5 - …Have Yielded Strong Results 1 1 Year Total Return 3 Year Total Return 5 Year Total Return Source: FactSet, SNL Financial. (1) Peers are proxy peers. (2) On an equity market cap-weighted, total returns basis as of 10/31/2017; proxy peers include ARE, AIV, AVB, BXP, CBL, DDR, DRE, EQR, FRT, KIM, MAC, SLG, UDR and VNO. Forest City Proxy Peers(2) MSCI US REIT Index (RMZ) Total Returns Since Key Strategic Milestones Start of Strategic Plan Converted to a REIT Reclassification Announcement Announcement of REIT Conversion / Strategic Plan 01/01/2012 01/13/2015 01/04/2016 12/06/2016 Total returns have outperformed peers both over a 1, 3 and 5 year basis, and since key strategic milestones(1) 0.7% 5.6% 16.0% (20%) (15%) (10%) (5%) -- 5% 10% 15% 20% 25% 10/31/16 12/31/16 2/28/17 4/30/17 6/30/17 8/31/17 0/31/17

Near-Term Strategic Priorities - 6 - Objective Near-Term Impact Execute Sale of Retail Portfolio  Reduces retail exposure, with ~92% of pro forma NOI from office and multifamily assets Margin Improvement  ~400-500bps of identified adjusted EBITDA margin improvement Increase Dividend  Continue to increase current quarterly dividend through 2019 Reduce Leverage  ~6.5x Net Debt / Adj. EBITDA by year-end 2018 from 7.8x as of 9/30/2017 (rolling 12-months)(1) Deliver Near-Term Developments  Near-term incremental FFO contribution of $0.06 – $0.08 per share from 2017 and 2018 openings upon stabilization Navigate “BIG” Period  Minimize built-in gains (“BIG”) recognition, resulting from REIT conversion, while retail and other non-core asset sales are executed  “BIG” period lasts until 12/31/2020(2) (1) See page 16 for current capital structure. (2) See page 24 for additional detail. 2 Forest City has identified six key near-term strategic priorities intended to simplify & focus the portfolio, increase cash flow and drive stockholder returns 4 3 2 1 5 6

Long-Term Strategy - 7 - 2 Portfolio Optimization  Focus investing in top tier core markets (inventory of opportunity: NYC, D.C., San Francisco and Denver)  Deliver ongoing “power of place” developments into stabilized core portfolio  Continue to evaluate the merit of the long-term ownership of non-core and remaining retail Growth Opportunities  Disciplined development targeting 6% – 7% yield on cost or 150-200bps spread to stabilized cap rates  Opportunistic acquisitions from captive pipeline of JV partner interests  Targeting development ratio less than ~7.5%  Value creation potential from development pipeline Earnings Enhancements  Reduce cost of capital  Strengthen balance sheet  Efficient organizational structure of continuous improvement mindset  Significant FFO from delivery of current developments Maximize Stockholder Value

[CATEGORY NAME] 28% Non-Core 9% Brooklyn 19% Manhattan 11% Cambridge Life Science 16% Other Life Science 3% Other Office 6% Portfolio Composition - 8 - Total Operating Portfolio Office (% of Total NOI)(2) Apartment (% of Total NOI)(3) ~$281MM NOI ~$188MM NOI 3 (1) Note: NOI data as presented is at Company share. (1) Reflects portfolio pro forma for pending retail and FAH dispositions. Percentages based on Q3 2017 estimated annualized stabilized NOI. (2) Other Office includes assets located in suburban areas of Alexandria, VA, Beachwood, OH, Pittsburgh, PA, Richmond, VA, San Francisco, CA, and Albuquerque, NM. Other Life Science includes an asset in Philadelphia, PA and an asset in Baltimore, MD. (3) Core markets include Boston, Chicago, Dallas, Denver, Los Angeles and Philadelphia as well as the Greater New York City, San Francisco and Washington, D.C. metropolitan areas. Non-Core markets include Cleveland, OH, Cumberland, RI, Haverhill, MA, New Haven, CT, San Diego, CA, Orange, CA and Stratford, CT. AMERICAN CIGAR LOFTS | RICHMOND, VA 40 LANDSDOWNE ST | CAMBRIDGE, MA FOUNDRY LOFTS | WASHINGTON, D.C. Office 55% Apartment 37% Retail 8% ~$512MM NOI

Top 10 59% Remaining 41% Atlantic Terminal Office Top Ten Assets - 9 - 3 Pro forma for pending retail portfolio dispositions, Forest City’s portfolio is concentrated in a select number of high-quality assets with the top ten assets comprising ~59% of total NOI Note: Reflects portfolio pro forma for pending retail and FAH asset dispositions. NOI reflects Q3 2017 estimated annualized stabilized NOI. GLA as of 9/30/2017. Note: NOI and GLA data as presented is at Company share. (1) Includes Arris, an apartment building, and District Winery, that were not stabilized as of Q3 2017. These properties are excluded in other NOI calculations or percentages. (2) Includes One Pierrepont Plaza. Cambridge Life Science Portfolio Boston, MA 1.5MM SF GLA $82.0MM NOI 2 NYC San Francisco San Francisco, CA 388K SF GLA $20.5MM NOI Westfield SF Centre 4 Bayside Village San Francisco, CA 431 Units $12.0MM NOI Brooklyn, NY 400K SF GLA $10.9MM NOI New York, NY 735K SF GLA $50.1MM NOI New York Times 3 East River Plaza New York, NY 262K SF GLA $11.9MM NOI 7 8 Spruce Street New York, NY 234 Units $10.1 MM NOI 9 Brooklyn, NY 3.2MM SF GLA $85.7MM NOI Metrotech Portfolio(2) 1 Boston Retail Office Apartment Mixed-Use Top 10 Asset NOI Contribution Property Type Key # Denotes ranking by NOI Greater Washington, D.C. 276K SF GLA $9.4MM NOI Johns Hopkins 8 Washington, D.C. 71K SF GLA / 485 Units $13.3MM NOI The Yards(1) 10 ~$512MM NOI Washington, D.C. 6 5

New York 54% Boston 29% Washington, D.C. 8% San Francisco 1% Philadelphia 2% Other 6% Key Office Stats New York Life Science Other Rent PSF: $52.40 $68.93 $25.26 Occupancy: 98.2% 95.1% 91.1% Total GLA: 4,823 2,126 2,081 Company GLA: 4,463 1,855 1,773 % Total NOI(1): 30% 19% 6% Allocated Debt: $406MM $604MM $203MM Office Segment Overview - 10 - Top Office Assets (% of NOI) Property Location GLA (000s) Rent PSF Occ’y % Office NOI(1) Metrotech(2)(3) Brooklyn, NY 3,181 $45.14 98.2% 31% Cambridge Life Science(2) Cambridge, MA 1,457 $74.41 94.2% 29% New York Times(2) Manhattan, NY 735 $93.12 99.3% 18% Remaining Core 1,944 $42.74 91.9% 17% Non-Core(4) 774 $20.68 95.8% 5% Total / Wtd. Avg. 8,091 $50.41 95.8% 100% 32 properties encompassing 8.1MM SF primarily located in core-urban markets  20 traditional office properties (6.2MM SF) and 12 life science properties (1.9MM SF) 3 Geographic Overview (% of Office NOI)(1) Note: All figures shown at Company share as of 09/30/2017. (1) Based on Q3 2017 estimated annualized stabilized NOI. (2) Subject to a ground lease. (3) Includes One Pierrepont Plaza. (4) Includes assets located in Beachwood, OH, Albuquerque, NM, and Pittsburgh, PA. (5) Includes Greater Washington, D.C. and Richmond, VA. 300 MASSACHUSETTS AVE | CAMBRIDGE, MA TWELVE METROTECH CENTER | BROOKLYN, NY (5) ~$281MM NOI (4)

New York 10% Washington, D.C. 14% San Francisco 11% Chicago 9% Boston 8% Philadelphia 7% Denver 7% Los Angeles 5% Dallas 5% Other 25% Top Apartment Assets (% of NOI)(1) Property Location Units Rent / Unit(2) Economic Occ’y % Apt. NOI Bayside Village San Francisco, CA 431 $3,039 93.0% 6% 8 Spruce Street Manhattan, NY 234 $4,870 95.4% 5% Pavilion Chicago, IL 1,058 $1,190 93.4% 5% Remaining Core 7,134 $1,983 94.8% 59% Non-Core(3) 7,853 $1,002 92.9% 25% Total / Wtd. Avg. 16,710 $1,532 94.1% 100% Apartment Segment Overview - 11 - 68 total properties; 23,135 total leasable units (16,710 at Company share)(1)  75% of apartment NOI comes from core assets Note: All figures shown at Company share as of 9/30/2017 and NOI reflects Q3 2017 estimated annualized stabilized NOI. (1) Pro forma for FAH disposition. (2) Reflects gross potential monthly rent less concessions, based on comparable unit data as of 9/30/2017. (3) Core markets include Boston, Chicago, Dallas, Denver, Los Angeles and Philadelphia as well as the Greater New York City, San Francisco and Washington, D.C. metropolitan areas. Non-Core markets include Cleveland, OH, Cumberland, RI, Haverhill, MA, New Haven, CT, San Diego, CA, Orange, CA and Stratford, CT. (4) Includes Richmond, VA. 3 Sky55 | CHICAGO BAYSIDE VILLAGE | SAN FRANCISCO, CA 8 SPRUCE STREET | NEW YORK, NY (3) Key Apartment Stats(1) Core Non-Core Rent per Unit: $2,016 $1,002 Occupancy: 94.6% 92.9% Total Units: 12,245 10,890 Company Units: 8,857 7,853 Avg. Units / Property: 299 403 % of Total NOI: 28% 9% Allocated Debt: $1.34Bn $326MM Geographic Overview (% of Apt. NOI)(1) (4) ~$188MM NOI

Year Opening # of Projects Net Cost ($MM) NOI Range ($MM) Yield Range 2017 1 83.4$ 2018 3 157.2 2019 2 14.1 6 254.7$ $16.8 - $18.1 6.6% - 7.1% Property Type # of Projects Net Cost ($MM) NOI Range ($MM) Yield Range Apartment 5 217.3$ Retail 1 37.4 6 254.7$ $16.8 - $18.1 6.6% - 7.1% By Year By Property Type Name Location $MM Office Apt. Retail Other Total Stapleton Denver, CO $0.0 3.1 2.0 0.2 0.2 5.6 The Yards Washington, D.C. 69.0 1.8 2.0 0.3 0.5 4.6 Pier 70 San Francisco, CA 39.6 1.2 0.9 0.4 0.8 3.2 Hudson Exchange Jersey City, NJ 13.3 - 2.7 0.2 - 2.8 Pacific Park Brooklyn, NY 55.0 0.3 1.2 - 0.3 1.8 5M San Francisco, CA 31.6 0.2 0.3 0.0 - 0.4 Waterfront Station Washington, D.C. 10.7 - 0.3 0.0 - 0.3 Operating Properties 24.2 - - - - - Other 5.8 0.1 0.5 0.2 - 0.8 Non-Core Markets 33.5 1.6 0.4 0.1 - 2.1 Total $282.8 8.3 10.1 1.3 1.8 21.6 Square Feet - 12 - 3 Near-Term Growth(1) Long-Term Growth(2) Summary of Potential Growth (1) Reflects projects under construction. See page 21 for additional detail. Dollar amounts represent cost at Company share. (2) Reflects development pipeline. Dollar amounts and square feet are at Company share. May not sum to totals as presented due to rounding. (3) $254.7MM reflects cost net of subsidies. Gross cost is $280.5MM. (4) Dollar amounts reflect projects under development at Company Share. (5) Completed Projects include: Foundry Lofts, Boilermaker Shops, Lumbershed, Arris, Twelve12, District Winery; Projects Underway include The Guild. (6) Value of NOI less cost. Assumes 4.5% blended cap rate for residential and office (Source: CoStar as of Q1 2017). Robust growth pipeline of ~$281MM of projects currently under construction and a development pipeline of ~20MM entitled SF in core markets (3) The Yards Development (3) Phase 1 Value Created(6) = $205MM - $230MM Cash on Cost Return = 6.6% - 7.1% Cash on Cost spread to Cap Rate = 210-260 bps Completed Projects(5) Projects Underway Total Phase I Total Investment $198MM ~$212MM - $232MM ~$410MM - $430MM Total NOI $15MM ~$13MM - $15MM ~$28MM - $30MM THE BRIDGE AT CORNELL TECH | NEW YORK, NY Total/Wtd. Avg. Total/Wtd. Avg. (4)

Company Share Net Debt / TEV 43% Fixed Charge Coverage Ratio 2.14x Net Debt / Adj. EBITDA 7.8x Total Liquidity: 783.5$ Cash and Cash Equivalents 226.4$ Revolver Capacity 557.1 Common Equity Secured Debt Term Loan Convertible Senior Debt Capital Structure Overview - 13 - Capitalization(1) Capitalization (%)(1)(2) Leverage Metrics & Liquidity(1) 4 (1) All figures shown at Company share unless noted. Balance sheet as of 09/30/2017 and share price as of 10/31/2017. (2) Does not include $226.4MM of cash and cash equivalents or $0.7MM of net unamortized mortgage procurement costs. (3) Based on 273.7MM shares outstanding. (4) Rolling 12-months ended 09/30/2017. Key Dollars in millions Dollars in millions (4) Secured Debt $ Amt Rate $ Amt Rate Fixed-rate Mortgage Debt 1,842.9$ 4.46% 3,541.5$ 4.40% Variable-rate Mortgage Debt 695.9 3.44% 761.0 4.12% Tax-Exempt Notes Payable 623.0 1.90% 683.2 2.00% Total Secured Debt 3,161.8$ 4,985.8$ Net unamortized mortgage procurement costs (32.5) (45.9) Total Secured Debt, Net 3,129.3$ 3.73% 4,939.8$ 4.03% Unsecured Debt Revolving Credit Facility L+ 125bps L+ 125bps May 2021 Term Loan, Net 333.6$ L+ 145bps 333.6$ L+ 145bps Convertible Senior Debt 4.250 Notes due 2018 73.2 4.25% 73.2 4.25% 3.625% Notes due 2020 40.0 3.63% 40.0 3.63% Net unamortized mortgage procurement costs (0.7) (0.7) Total Unsecured Debt 446.1$ 446.1$ 2.54% Total Debt 3,575.4$ 5,385.9$ 3.92% Less: Cash and Cash Equivalents (193.7) (226.4) Net Debt 3,381.7$ 5,159.6$ Common Equity ($24.63 per share as of 10/31/2017) (3) 6,741.2$ 6,741.2$ Noncontrolling interest 446.1 - Total Enterprise Value 11,900.8$ Consolidated Company's Share

Illustrative Deleveraging Plan - 14 - Leverage target of ~6.5x by year-end 2018 as the Company continues its focus on enhancing the balance sheet profile and builds equity in stabilized assets 4 Note: The 2017 and 2018 information is illustrative. It is based on a number of significant assumptions any or all which may turn out to be untrue. You should not place undue reliance on this forward-looking information. There can be no assurance that these plans will be implemented, or if implemented, that will be effective in achieving our strategic goals. 13.1x 10.7x 9.5x 8.4x ~7.5x ~6.5x YE 2011 YE 2014 YE 2015 YE 2016 YE 2017 Target YE 2018 Run Rate Key Drivers of Further Deleveraging: Debt Reduction:  Disposition of FAH portfolio  Disposition of retail assets  Proceeds from dispositions potentially used to pay down debt Key Drivers of Further Deleveraging: EBITDA Growth:  Strong continued free cash flow generation from operating assets  Additional ~400–500bps in adj. EBITDA margin improvement from identified cost savings  NOI contributions from New Property Openings Key Drivers of Further Deleveraging from 2017 to 2018:

49.7% ~125bps ~150bps ~225bps ~275bps ~50bps 53.7% ~75bps 54.7% Year-End 2016 Property NOI Corporate G&A and Other Operations NOI Development Overhead Year-End 2018 Adjusted EBITDA Margin Expansion - 15 - 5 Identified cost savings are expected to provide ~400-500bps of additional margin improvements by year-end 2018 Illustrative Adjusted EBITDA Margin Enhancement Bridge Note: Diagonal lines on bridge are reflective of the range of potential enhancements.

Office NOI Margins - 16 - Total Office 5 Our New York and Life Science assets have adjusted property margins in line with top-quartile performing peers New York (54% of Office NOI) Life Science (35% of Office NOI) Other (11% of Office NOI) Note: Margin figures from the nine months ended September 30, 2017. NOI and GLA figures shown at Company share. NOI dollar amounts based on Q3 2017 estimated annualized stabilized NOI. GLA as of 09/30/2017. $97MM NOI 1.9MM GLA $281MM NOI 8.1MM GLA $32MM NOI 1.7MM GLA $152MM NOI 4.5MM GLA

Apartment NOI Margins - 17 - Total Apartment 5 Our apartment portfolio has adjusted property margins which are generally in line with peers operating in the respective markets Core Markets (75% of Apartment NOI)(1) Non-Core (25% of Apartment NOI)(2) Note: Margin figures from the nine months ended September 30, 2017. NOI and GLA figures shown at Company share. NOI is Q3 2017 estimated annualized stabilized NOI. Units as of 09/30/2017. Apartment peers normally exclude management fees. (1) Core markets include Boston, Chicago, Dallas, Denver, Los Angeles and Philadelphia as well as the Greater New York City, San Francisco and Washington, D.C. metropolitan areas. (2) Non-Core markets include Cleveland, OH, Cumberland, RI, Haverhill, MA, New Haven, CT, San Diego, CA, Orange, CA and Stratford, CT. $188MM NOI 16,710 Units $48MM NOI 7,853 Units $140MM NOI 8,857 Units

Corporate Overhead - 18 - 5 Forest City is focused on improving efficiency to align its corporate overhead with best-in-class peers G&A as a % of Revenue(1) Note: Revenue and G&A data as of fiscal year-end 2016 for Forest City. (1) Forest City revenue is pro rata for JVs, minority interests and discontinued operations. (2) Adjustments include Apartment segment service and management fees and corporate allocations, which were removed from the Apartment segment comparable NOI margin bridges shown previously in the supplemental package. Additionally the remaining Apartment segment service and management company overhead (reflected in Apartment segment “other NOI” in the NOI Detail section of this supplemental package) is included in these adjustments. Annual G&A Expense: $63MM ~$98MM ~$73MM–$83MM Expected range of 5.75% - 6.50% pro forma for achieving identified cost savings of ~$15MM-$25MM ~Q3 2018 (2)

 Green Building Performance  Committed to set a Science-based GHG Emissions Reduction target  Desgnated a 2017 LEED Power Builder by the US Green Building Council  Achieved an 11.1% energy reduction since 2010 and 7.3% water use reduction since 2013  ESG Ratings & Rankings  “A” rating from MSCI  GRESB Green Star Recognition for 3rd straight year  Published 5th annual comprehensive GRI report (www.forestcity.net/corporate-responsibility)  CDP Climate Change participant in 2017  Diversity  Only U.S. REIT on Equileap’s 2017 Top 200 Gender Equality Global Report and Ranking  2020 Women on Boards Winning ‘W’ Company for 2016  10.25% spend with minority, women and/or veteran business enterprises in 2016, exceeding Enterprise-Wide Diverse Supplier Spend goal Corporate Responsibility and ESG 6 Forest City creates thriving, mixed-use developments that address both the environmental and social needs of our core markets - 19 -

Proactive Management/Alignment of ESG Topics and Risks to Business Strategy 6 - 20 -  Ethics & Anti-corruption Policies & Training  Cybersecurity  Board Diversity  ESG Governance & Accountability  Materiality & Stakeholder Engagement  Building Lifecycle: Sustainable Operations  Diversity & Inclusion  Health & Wellness  Recruitment, Onboarding & Training  Associate Benefits  Resident/Tenant Health & Safety  Associate Engagement Exceptional Performance Pursuit of best-in-class operations and processes that support a thriving workplace culture, allowing our associates to achieve their full potential, deliver excellent customer service and create value for all stakeholders  Building Lifecycle: Sustainable Construction & Development  Walkability & Livability  Affordable Housing  Supplier Diversity  Government Affairs  Community Integration & Public-Private Partnerships  Community Giving & Volunteerism  Communications & Transparency Sustainable Growth Disciplined and strategic approach to making decisions, allocating capital and managing future growth enabling a high quality operating portfolio and ensuring that we realize our urban placemaking strategy in our core markets Focused Placemaking Unique ability to create value in our core markets by using our development and operations capabilities to bring exceptional apartments, offices and communities to life, consistent with our vision to be the creative leader in realizing the power of place

Appendix THE NEW YORK TIMES BUILDING | NEW YORK, NY

Development Detail - 21 - Project Name Property Type Ownership(3) Units / SF(4) Cost Incurred(MM)(4) Expected Cost(MM)(4) Anticipated Stabilization 2017 Phased Openings Axis Apartment 30% 391 46.5 41.8 Q1 2019 38 Sixth Avenue Apartment 30% 303 42.6 50.1 Q3 2018 Pacific Park Parking Parking 30% n/a 2.1 4.1 Q3 2017 Projects Under Construction Ardan Apartment 30% 115 25.7 36.2 Q3 2019 Mint Town Center Apartment 95% 379 74.1 89.3 Q1 2019 Ballston Quarter Residential Apartment 51% 207 29.6 92.9 Q3 2020 The Yards – The Guild Apartment 0% 0 0.0 0.0 Q3 2019 Capper 769 Apartment 25% 45 4.5 17.9 Q1 2020 Ballston Quarter Redevelopment Retail 51% 156,570 29.8 44.2 Q3 2018 Total Projects Under Construction $163.7 $280.5 Total (Includes 2017 Openings) $254.9 $376.5 (1) Represent phased openings. (2) Pacific Park Parking costs include garages that are open/under construction as well as garages not yet under construction. (3) The Company invests in certain real estate projects through joint ventures and, at times, may provide funding at percentages that differ from the Company’s legal ownership. (4) Figures shown at Company share. (5) Opening date. A (1) (1) (1) (1) (1) (1)(2) (5)

Summary of Stapleton - 22 - Plans for Stapleton include more than 12,000 homes and apartments, 3MM SF of retail and 10MM SF feet of office, research, development and industrial space # of Lots Sold to Homebuilders Completed Project Summary as of 9/30/2017 Completed Retail GLA: 2.5MM SF Completed Office GLA: 393k SF Completed Other Commercial GLA: 3.3MM SF Completed Apartment Units: 1,608 Apartment Units Under Construction: 399 Owned Land: 449 Acres Land Controlled via Option: 397 Acres  Located in Denver, CO, Stapleton is one of the largest urban in-fill redevelopment projects in U.S. history  Future entitlements in-place for apartment, retail, office and single family uses  Upon completion, Stapleton is expected to be home to 30,000 residents and 35,000 workers  Stapleton exemplifies Forest City’s excellence in urban placemaking  Over the past few years Stapleton land sales have contributed ~$40MM annually to FFO, which is expected to continue in the near-term ASTER TOWN CENTER | DENVER, CO A (1) As of 09/30/2017. 501 650 522 [VALUE] 414 12/31/2013* 12/31/2014 12/31/2015 12/31/2016 9/30/2017† *Represents 11 months ended 12/31/2013 †Represents YTD sales as of 9/30/2017

The Yards Development Case Study - 23 - At full build-out, The Yards is expected to include up to 3,000 residential units, 1.8MM SF of office space and approximately 400k SF of retail and dining space ARRIS | WASHINGTON, D.C. A FOUNDRY LOFTS | WASHINGTON, D.C. Phase 1 Value Created(2) = $205MM - $230MM Cash on Cost Return = 6.6% - 7.1% Cash on Cost spread to Cap Rate = 210-260 bps Completed Projects(1) Projects Underway Total Phase I Total Investment $198MM ~$212MM - $232MM ~$410MM - $430MM Total NOI $15MM ~$13MM - $15MM ~$28MM - $30MM Source: CoStar as of Q3 2017. (1) Completed Projects include: Foundry Lofts, Boilermaker Shops, Lumbershed, Arris, Twelve12; Projects Underway include The Guild and District Winery. (2) Value of NOI less cost. Assumes 4.5% blended cap rate for residential and office. The Yards Project Summary The Yards Geographic Overview H:\! GRAPHICS\! MAPINFO\Porter Carbajal\2017-06-29\Yards Development.wor Downtown Capitol Riverfront The White House Washington Monument The Capitol Nationals Park E N W S Washington D.C. 695 295 395 295 395 1 mile The Yards Arlington, VA

Summary of Retail Transaction - 24 - A QIC Madison(1) Forest City Westfield San Francisco Centre Ballston Quarter (redevelopment) East River Plaza Station Square The Yards: - Boilermaker Shops - Lumber Shed - Twelve12 Boulevard Mall Charleston Town Center Atlantic Center Site V Brooklyn Commons Atlantic Center Atlantic Terminal Castle Center Columbia Park Center Forest Avenue Harlem Center Queens Place Shops at Gun Hill Road (Ely) Shops at Gun Hill Road (Waring) Shops at Northern Boulevard Shops at Richmond Avenue The Heights Outright Sales: Antelope Valley Mall Mall at Robinson Shops at Northfield Stapleton Shops at Wiregrass South Bay Galleria Westchester’s Ridge Hill Galleria at Sunset Short Pump Town Center Promenade Temecula Victoria Gardens Cap Rate ~5.1% Valuation $2.0 Bn QIC Madison (1) ~$1.55B ~$450M Debt - $0.9 Bn ~680M ~250M NAV - $1.1 Bn ~870M ~200M $104.8MM 2016 NOI (1) 42nd Street is expected to close after resolution of the ground lease rate reset dispute with the City of New York.

NAV Components (as of September 30, 2017) - 25 - A Q3 2017 Net Stabilized Stabilized Annualized Nonrecourse (Dollars in millions at company's share) NOI (1) Adjustments (2) NOI Stabilized NOI (3) Debt, net (4) Operations A B =A+B Office Real Estate Life Science Cambridge $ 17.2 $ 3.3 $ 20.5 82.0$ (503.9)$ Other Life Science 3.8 - 3.8 15.2 (100.3) New York Manhattan 13.8 - 13.8 55.2 - Brooklyn 24.2 - 24.2 96.8 (406.4) Other Office 7.9 0.1 8.0 32.0 (202.9) Subtotal Office $ 66.9 $ 3.4 $ 70.3 281.2$ (1,213.5)$ Apartment Real Estate Apartments, Core-Markets 35.4 (0.3) 35.1 140.4 (1,338.1) Apartments, Non-Core Markets 11.9 - 11.9 47.6 (325.8) Subtotal Apartment Product Type $ 47.3 $ (0.3) $ 47.0 188.0$ (1,663.9)$ Federally Assisted Housing (5) 1.5 (0.6) 0.9 3.6 (34.5) Subtotal Apartments 48.8 (0.9) 47.9 191.6 (1,698.4) Retail Real Estate QIC 20.3 (0.1) 20.2 80.8 (680.8) Madison 6.3 (0.3) 6.0 24.0 (239.9) Other Retail 13.1 (2.4) 10.7 42.8 (479.3) Subtotal Retail $ 39.7 $ (2.8) $ 36.9 147.6$ (1,400.0)$ Subtotal $ 155.4 $ (0.3) $ 155.1 $ 620.4 $ (4,311.9) Straight-line rent adjustments 2.1 - 2.1 8.4 - Other operations (0.2) - (0.2) (0.8) - Total O erations $ 157.3 $ (0.3) $ 157.0 $ 628.0 $ (4,311.9) Development Recently-Opened Properties/Redevelopment $ 2.8 $ 7.7 $ 10.5 42.0$ (311.3)$ Straight-line rent adjustments 0.6 - 0.6 2.4 - Other Development (4.1) - (4.1) (16.4) - Total Development $ (0.7) $ 7.7 $ 7.0 $ 28.0 $ (311.3)

NAV Components (as of September 30, 2017) - 26 - A (Dollars in millions at company's share) Nonrecourse Development Book Value (4) Debt, net (4) Projects under construction (6) 208.6$ (59.4)$ Projects under development 282.8$ (166.0)$ Land inventory Stapleton 46.8$ —$ Commercial Outlots 7.8$ —$ Other Tangible Assets Cash and equivalents 226.4$ Restricted cash 209.1$ Accounts receivable, net (7) 252.0$ Notes Receivable 468.1$ Net investments and advances to unconsolidated entities 38.4$ Prepaid expenses and other deferred costs, net 77.0$ Recourse Debt and Other Liabilities Revolving credit facility —$ Term loan, net (333.6)$ Convertible senior debt, net (112.5)$ Less: convertible debt 112.5$ Construction payables (104.6)$ Operating accounts payable and accrued expenses (8) (631.7)$ Share Data (in millions) Diluted weighted average number of shares for the three months ended September 30, 2017 273.7

1) Q3 2017 Earnings Before Income Taxes reconciled to NOI for the three months ended September 30, 2017 in the Supplemental Operating Information section of the supplemental package, furnished to the SEC on form 8-K on November 2, 2017. 2) The net stabilized adjustments column represents adjustments assumed to arrive at an estimated annualized stabilized NOI. We include stabilization adjustments to the Q3 2017 NOI as follows: a) Due to the redevelopment of 26 Landsdowne Street (Life Science Office – Cambridge), we have included a stabilization adjustment to the Q3 2017 NOI to arrive at our estimate of annualized stabilized NOI prior to the commencement of our current redevelopment. b) Due to the temporary decline in occupancy at 45/75 Sidney Street (Life Science Office – Cambridge), we have included a stabilization adjustment to the Q3 2017 NOI to arrive at our estimate of stabilized NOI. The vacated space has been leased and became occupied on October 1, 2017 c) Due to quarterly fluctuations of NOI as a result of distribution restrictions from our limited-distribution federally assisted housing properties, we have included a stabilization adjustment to the Q3 2017 NOI to arrive at our estimate of stabilized NOI. Our estimate of stabilized NOI is based on the 2016 annual NOI of $3.6 million, which excludes NOI related to 30 properties in this portfolio that were sold during the nine months ended September 30, 2017. d) Partial period NOI for recently sold properties has been removed in the Operations Segments. e) As a result of the signed definitive agreements to dispose of our 10 regional malls and 12 specialty retail centers to QIC and Madison International, respectively, we have adjusted Q3 2017 NOI to reflect the agreed upon NOI in which the applicable purchase prices are based on. The combined retail portfolios are expected to transact at a weighted average cap rate of 5.1%. The Madison information above excludes 42nd Street, which is expected to close after resolution of a ground rent dispute with the City of New York and is included with Other Retail on the NAV Component Schedule. f) Due to the planned transfer of Boulevard Mall (Regional Malls) to the lender in a deed-in-lieu transaction during 2017, we have removed NOI and nonrecourse debt, net, related to this property. g) For recently-opened properties currently in initial lease-up periods included in the Development Segment, NOI is reflected at 5% of the company ownership cost. This assumption does not reflect our anticipated NOI, but rather is used in order to establish a hypothetical basis for an estimated valuation of leased-up properties. The following properties are currently in their initial lease-up periods: - 27 - NAV Components-Footnotes(as of September 30, 2017) A Property Cost at 100% Cost at Company Share Lease Commitment % as of October 26, 2017 Office: The Bridge at Cornell Tech (New York Office) 164.1$ 164.1$ 50% 1812 Ashland Ave (Life Science) 61.2$ 61.2$ 75% Apartments: Axis (Core Market) 140.4$ 41.8$ 11% VYV (Core Mark t) 214.3$ 107.1$ 8% 38 Sixth Avenue (Core Market) 202.7$ 50.1$ 0% 535 Carlton (Core Market) 168.1$ 41.7$ 51% Eli t on 4th (Core Market) 138.3$ 42.6$ 54% NorthxNorthwest (Core Market) 115.0$ 33.5$ 41% 461 Dea Street (C re Market) 151.3$ 151.3$ 90% The Bixby (Core Market) 59.2$ 11.8$ 99% Blossom Plaza (Core Market) 100.6$ 30.0$ 92% The Yards - Arris (Core Market) 143.2$ 42.9$ 95% Retail: The Yards - District Winery 10.6$ 10.6$ 100% Grand Total 1,669.0$ 788.7$ (in millions)

NAV Components-Footnotes(as of September 30, 2017) - 28 - NOI attributable to Kapolei Lofts, an apartment community on land in which we lease, is not included in NOI from lease-up properties. We consolidate the land lessor, who is entitled to a preferred return that currently exceeds anticipated operating cash flow of the project, and therefore, this project is reflected at 0% for company-share purposes. In accordance with the waterfall provisions of the distribution agreement, we expect to share in the net proceeds upon a sale of the project, which is not currently reflected on the NAV component schedule. h) Due to the redevelopment of Ballston Quarter (Development Segment; Recently-Opened Properties/Redevelopment), we have included a stabilization adjustment to the Q3 2017 NOI to arrive at $2.6 million, our estimate of annualized stabilized NOI prior to the commencement of our current redevelopment. The net stabilized adjustments are not comparable to any GAAP measure and therefore do not have a reconciliation to the nearest comparable GAAP measure. 3) Company ownership annualized stabilized NOI is calculated by taking the Q2 2017 stabilized NOI times a multiple of four. 4) Amounts represent the company’s share of each respective balance sheet line item as of September 30, 2017 and may be calculated using the financial information contained in the Appendix of the supplemental package furnished to the SEC on form 8-K on November 2, 2017. Due to the planned transfer of Boulevard Mall to the lender, we have removed nonrecourse debt, net, of $91.1 million related to this property. 5) Represents the remaining 17 federally assisted housing apartment communities. We previously signed a master purchase and sale agreement to dispose of this portfolio and expect to receive net proceeds of approximately $65 million. As of September 30, 2017, 30 properties have closed, representing $57.0 million in net proceeds. 6) We have removed the following from projects under construction: a) $29.8 million, which represents the costs on the balance sheet associated with the ongoing redevelopment of Ballston Quarter. NOI for this is stabilized under Recently-Opened Properties/Redevelopment. b) $29.5 million, which represents costs on the balance sheet associated with the phased openings of Axis ($20.4 million) and 38 Sixth Avenue ($9.1 million). c) $77.7 million, which represents costs on the balance sheet associated with vacant space not ready for its intended use at The Bridge at Cornell Tech. 7) Includes $149.8 million of straight-line rent receivable (net of $9.1 million of allowance for doubtful accounts). 8) Includes $62.7 million of straight-line rent payable. A

Definitions of non-GAAP measures EBITDA EBITDA, a non-GAAP measure, is defined as net earnings excluding the following items at our company share: i) non-cash charges for depreciation and amortization; ii) interest expense; iii) amortization of mortgage procurement costs; and iv) income taxes. EBITDA may not be directly comparable to similarly-titled measures reported by other companies. We use EBITDA as the starting point in order to calculate Adjusted EBITDA as described below. Adjusted EBITDA We define Adjusted EBITDA, a non-GAAP measure, as EBITDA adjusted to exclude: i) impairment of real estate; ii) gains or losses from extinguishment of debt; iii) gain (loss) on full or partial disposition of rental properties, development projects and other investments; iv) gains or losses on change in control of interests; v) other transactional items, including organizational transformation and termination benefits; and vi) the Nets pre-tax EBITDA. We believe EBITDA, Adjusted EBITDA and net debt to Adjusted EBITDA provide additional information in evaluating our credit and ability to service our debt obligations. Adjusted EBITDA is used by the chief operating decision maker and management to assess operating performance and resource allocations by segment and on a consolidated basis. Management believes Adjusted EBITDA gives the investment community a further understanding of the Company’s operating results, including the impact of general and administrative expenses and acquisition-related expenses, before the impact of investing and financing transactions and facilitates comparisons with competitors. However, Adjusted EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating Adjusted EBITDA and, accordingly, the Company’s Adjusted EBITDA may not be comparable to other REITs. Net Debt to Adjusted EBITDA Net Debt to Adjusted EBITDA, a non-GAAP measure, is defined as total debt, net at our company share (total debt includes outstanding borrowings on our revolving credit facility, our term loan facility, convertible senior debt, net, nonrecourse mortgages and notes payable, net) less cash and equivalents, at our company share, divided by Adjusted EBITDA. Net Debt to Adjusted EBITDA is a supplemental measure derived from non-GAAP financial measures that the Company uses to evaluate its capital structure and the magnitude of its debt against its operating performance. The Company believes that investors use versions of this ratio in a similar manner. The Company’s method of calculating the ratio may be different from methods used by other REITs and, accordingly, may not be comparable to other REITs. Net Asset Value Components We disclose components of our business relevant to calculate NAV, a non-GAAP measure. There is no directly comparable GAAP financial measure to NAV. We consider NAV to be a useful supplemental measure which assists both management and investors to estimate the fair value of our Company. The calculation of NAV involves significant estimates and can be calculated using various methods. Each individual investor must determine the specific methodology, assumptions and estimates to use to arrive at an estimated NAV of the Company. NAV components are shown at our total company ownership. We believe disclosing the components at total company ownership is essential to estimate NAV, as they represent our estimated proportionate amount of assets and liabilities the Company is entitled to. The components of NAV do not consider the potential changes in rental and fee income streams or development platform. The components include non-GAAP financial measures, such as NOI, and information related to our rental properties business at the Company’s share. Although these measures are not presented in accordance with GAAP, investors can use these non-GAAP measures as supplementary information to evaluate our business. - 29 - A

Definitions of non-GAAP measures(cont’d) NOI NOI, a non-GAAP measure, reflects our share of the core operations of our rental real estate portfolio, prior to any financing activity. NOI is defined as revenues less operating expenses at our ownership within our Office, Apartments, Retail, and Development segments, except for revenues and cost of sales associated with sales of land held in these segments. The activities of our Corporate and Other segments do not involve the operations of our rental property portfolio and therefore are not included in NOI. We believe NOI provides important information about our core operations and, along with earnings before income taxes, is necessary to understand our business and operating results. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, revenues and cost of sales associated with sales of land, other non-property income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating office, apartment and retail real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. We use NOI to evaluate our operating performance on a portfolio basis since NOI allows us to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant mix have on our financial results. Investors can use NOI as supplementary information to evaluate our business. In addition, management believes NOI provides useful information to the investment community about our financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry. NOI is not intended to be a performance measure that should be regarded as an alternative to, or more meaningful than, our GAAP measures, and may not be directly comparable to similarly-titled measures reported by other companies. FFO FFO, a non-GAAP measure, along with net earnings, provides additional information about our core operations. While property dispositions, acquisitions or other factors impact net earnings in the short-term, we believe FFO presents a consistent view of the overall financial performance of our business from period-to-period since the core of our business is the recurring operations of our portfolio of real estate assets. Management believes that the exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the Company’s core assets and assists in comparing those operating results between periods. Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes ratably over time. Since real estate values have historically risen or fallen with market conditions, many real estate investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets and impairment of depreciable real estate, management believes that FFO, along with the required GAAP presentations, provides another measurement of the Company’s performance relative to its competitors and an additional basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide. The majority of our peers in the publicly traded real estate industry report operations using FFO as defined by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO is defined by NAREIT as net earnings excluding the following items at our ownership: i) gain (loss) on full or partial disposition of rental properties, divisions and other investments (net of tax); ii) non-cash charges for real estate depreciation and amortization; iii) impairment of depreciable real estate (net of tax); and iv) cumulative or retrospective effect of change in accounting principle (net of tax). - 30 - A

Definitions of non-GAAP measures(cont’d) Operating FFO In addition to reporting FFO, we report Operating FFO, a non-GAAP measure, as an additional measure of our operating performance. We believe it is appropriate to adjust FFO for significant items driven by transactional activity and factors relating to the financial and real estate markets, rather than factors specific to the on-going operating performance of our properties. We use Operating FFO as an indicator of continuing operating results in planning and executing our business strategy. Operating FFO should not be considered to be an alternative to net earnings computed under GAAP as an indicator of our operating performance and may not be directly comparable to similarly-titled measures reported by other companies. We define Operating FFO as FFO adjusted to exclude: i) impairment of non-depreciable real estate; ii) write-offs of abandoned development projects and demolition costs; iii) income recognized on state and federal historic and other tax credits; iv) gains or losses from extinguishment of debt; v) change in fair market value of nondesignated hedges; vi) gains or losses on change in control of interests; vii) the adjustment to recognize rental revenues and rental expense using the straight-line method; viii) participation payments to ground lessors on refinancing of our properties; ix) other transactional items; x) the Nets pre-tax FFO; and xi) income taxes on FFO. - 31 - A

Reconciliation of non-GAAP measures (1)-(3) See page 22 in the supplemental package furnished to the SEC for the three and nine months ended September 30, 2017 for footnotes. Additionally, see page 25 in the supplemental package furnished to the SEC for the year-ended December 31, 2016 for footnotes. - 32 - A 2017 2016 Earnings (loss) before income taxes (GAAP) 13,051$ (454,173)$ Earnings from unconsolidated entities (26,523) 263,533 Earnings (loss) before income taxes and earnings from unconsolidated entities (13,472) (190,640) Land sales (21,786) (48,078) Cost of land sales 13,301 13,661 Other land development revenues (1,781) (10,183) Other land development expenses 2,977 8,923 Corporate general and administrative expenses 16,480 62,683 Organizational transformation and termination benefits 2,633 31,708 Depreciation and amortization 60,194 250,848 Write-offs of abandoned development projects and demolition costs — 10,348 Impairment of real estate 44,288 156,825 Interest and other income (20,361) (46,229) Interest expense 31,597 131,441 Interest rate swap breakage fee — 24,635 Amortization of mortgage procurement costs 1,338 5,719 Loss on extinguishment of debt — 32,960 NOI related to unconsolidated entities(1) 51,738 223,592 NOI related to noncontrolling interest (2) (10,583) (37,221) NOI related to discontinued operations (3) — 1,198 Net Operating Income (Non-GAAP) 156,563$ 622,190$ Three Months Ended September 30, Year Ended December 31, Reconciliation of Earnings (Loss) Before Income Taxes (GAAP) to Net Operating Income (non-GAAP) (in thousands)

Reconciliation of non-GAAP measures(cont’d) (1) See page 25 in the supplemental package furnished to the SEC for the quarter ended September 30, 2017 for footnotes. Additionally, see page 32 in the supplemental package furnished to the SEC for the year-ended December 31, 2016 for footnotes. - 33 - A Three Months Ended September 30, 2017 2016 Net earnings (loss) attributable to Forest City Realty Trust, Inc. (GAAP) 5,454$ (158,402)$ Depreciation and amortization 77,851 321,749 Interest Expense (1) 50,836 221,812 Interest rate swap breakage fee — 24,635 Amortization of mortgage procurement costs 1,807 8,680 Income tax expense 304 85,105 EBITDA attributable to Forest City Realty Trust, Inc. (Non-GAAP) 136,252$ 503,579$ Impairment of real estate 54,888 463,225 Net loss on extinguishment of debt — 33,863 Net gain on disposition of interest in development project — (136,687) Net gain on disposition of partial interest in other investment - Nets — (136,247) Net gain on disposition of full or partial interests in rental properties (25,180) (129,367) Nets pre-tax EBITDA — 1,400 Organizational transformation and termination benefits 2,633 31,708 Adjusted EBITDA attributable to Forest City Realty Trust, Inc. (Non-GAAP) 168,593$ 631,474$ 2017 2016 Nonrecourse mortgage debt and notes payable, net, at company share 4,939,820$ 5,063,175$ Revolving credit facility — — Term loan, net 333,568 333,268 C nvertibl senior debt, net 112,523 112,181 Total debt 5,385,911$ 5,508,624 Less cash and equivalents (226,353) (221,478) Net Debt 5,159,558$ 5,287,146$ Net Debt to Adjusted EBITDA (Annualized) 7.7x 8.4x As of September 30, As of Dec 31, (in thousands) Year Ended December 31, (in thousands)

Low High Net earnings attributable to common stockholders - diluted 0.43$ 0.48$ Depreciation and amortization—real estate 1.17 1.17 Gain on disposition of full or partial interests in rental properties, net of tax (0.32) (0.32) Impairment of depreciable rental properties 0.20 0.20 Adjustments for convertible senior note interest - if converted method 0.02 0.02 Tax credit income (0.05) (0.05) Organizational transformation and termination benefits 0.06 0.06 Other adjustments (1) (0.01) (0.01) Operating FFO per share - Diluted 1.50$ 1.55$ (1) Range for the Year Ended December 31, 2017 Includes write-offs of abandoned development projects and demolition costs, loss on extinguishment of debt, change in fair market value of nondesignated hedges, straight-line rent adjustments and income tax expense (benefit) on FFO. 2017 Guidance - 34 - A Forest City Realty Trust Inc.’s year ended December 31, 2017 guidance for net earnings attributable to common stockholders - diluted and Operating funds from operations (“Operating FFO”) per share - diluted is disclosed and reconciled below. These estimates reflect management’s view of current and future market conditions, including assumptions with respect to, but not limited to, rental rates, occupancy levels and comparable net operating income. These estimates exclude any possible future gains or losses from the disposal of rental properties or change in control of interest transactions, including any applicable operating results. In addition, these estimates do not assume any potential property acquisitions or related operating results, future impairment charges or write-offs of abandoned development projects and demolition costs. Estimated fully diluted weighted average shares for the year ended December 31, 2017 were used to calculate the per share estimates. These estimates are subject to fluctuations and there can be no assurance the Company’s actual results will not differ materially from these estimates. This guidance is a forward-looking statement and is subject to the risks and other factors described elsewhere in this release and in the Company's annual and quarterly period reports filed with the Securities and Exchange Commission.